Basis of Presentation (Notes)	3 Months Ended	12 Months Ended
	Jun. 28, 2013	Mar. 29, 2013
Basis of Presentation [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]
Basis of Presentation

Computer Sciences Corporation (CSC or the Company) has prepared the interim period unaudited Consolidated Condensed Financial Statements included herein, as of and for the quarters ended June 28, 2013 and June 29, 2012, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC). Certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America (GAAP) have been condensed or omitted pursuant to such rules and regulations. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Condensed Financial Statements and the accompanying notes. It is recommended that these Consolidated Condensed Financial Statements be read in conjunction with the financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended March 29, 2013 (fiscal 2013). In the opinion of management, the unaudited Consolidated Condensed Financial Statements included herein reflect all adjustments necessary, including those of a normal recurring nature, to present fairly the financial position, the results of operations and the cash flows for such interim periods. The results of operations for such interim periods are not necessarily indicative of the results for the full year ending March 28, 2014 (fiscal 2014).

With the beginning of fiscal 2014, the Company began operating under new reportable segments. The new reportable segments are North American Public Sector (NPS), Global Infrastructure Services (GIS) and Global Business Services (GBS) (see Note 13). All prior period segment disclosures have been recast to reflect the Company's change in reportable segments.

The Consolidated Condensed Statements of Operations, of Comprehensive Income (Loss) and of Changes in Equity, along with the related notes, for the quarter ended June 29, 2012, have been recast from those presented in the previously filed Form 10-Q to reflect discontinued operations of the two businesses sold in fiscal 2014, the three businesses sold in fiscal 2013 (see Note 3), as well as the business that CSC has committed to a plan to sell (see Notes 3 and 18).

The Consolidated Condensed Balance Sheet for the year ended March 29, 2013 has not been recast to reflect the assets and liabilities divested as a result of the two fiscal 2014 discontinued operations. The Consolidated Condensed Statements of Cash Flows for the quarters ended June 28, 2013 and June 29, 2012 include both continuing and discontinued operations.

The Company's income from continuing operations, before taxes and noncontrolling interest, and diluted earnings per share (EPS) from continuing operations included the following adjustments due to changes in estimated profitability on fixed price contracts accounted for under the percentage-of-completion method for the quarters presented:

	Quarter Ended
(Amounts in millions, except per-share data)	June 28, 2013	June 29, 2012
Gross favorable	$17	$9
Gross unfavorable	(9)	(28)
Total net adjustments, before taxes and non-controlling interest	$8	$(19)

Impact on diluted EPS from continuing operations	$0.02	$(0.08)

Unbilled recoverable amounts under contracts in progress do not have an allowance for credit losses, and therefore, any adjustments to unbilled recoverable amounts under contracts in progress related to credit quality would be accounted for as a reduction of revenue. Unbilled recoverable amounts under contracts in progress resulting from sales, primarily to the United States (U.S.) and other governments, that are expected to be collected after one year totaled $44 million and $48 million as of June 28, 2013 and March 29, 2013, respectively.

Depreciation expense was $168 million and $176 million for the quarters ended June 28, 2013 and June 29, 2012, respectively.

Summary of Significant Accounting Policies
Basis of Presentation and Principles of Consolidation

The accompanying consolidated financial statements and notes are those of Computer Sciences Corporation, its subsidiaries, and those business entities in which the Company maintains a controlling interest, hereafter collectively referred to as “CSC” or “the Company.” Investments in business entities in which the Company does not have control, but has the ability to exercise significant influence over operating and financial policies, are accounted for by the equity method. Other investments are accounted for by the cost method. All intercompany transactions and balances have been eliminated.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and pursuant to the rules and regulations of the Securities and Exchange Commission (SEC).

Effective at the beginning of fiscal 2014, the Company began operating under new reportable segments. The new reportable segments are Global Business Services (GBS), Global Infrastructure Services (GIS) and North American Public Sector (NPS) (see Note 16). All prior period segment disclosures have been recast to reflect the Company's change in reportable segments.

The Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, and related notes, for the fiscal years ended March 29, 2013, March 30, 2012 and April 1, 2011, have been recast from those presented in the previously filed Form 10-K to reflect discontinued operations of the three businesses sold in fiscal 2014, as well as the business that CSC has committed to a plan to sell (see Notes 3 and 21).

The Consolidated Balance Sheets for the years ended March 29, 2013 and March 30, 2012 have not been recast to reflect the assets and liabilities divested as a result of sale of the two businesses. The Consolidated Statements of Cash Flows for all the fiscal years presented include both continuing and the discontinued operations.

For classification of certain assets and liabilities of our U.S. federal government contracts as current or long-term, we use the duration of the related contract as our operating cycle, which is generally longer than one year.
Use of Estimates

GAAP requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. These estimates are based on management’s best knowledge of historical experience, current events, and on various other assumptions that are believed to be reasonable under the circumstances. Actual results could differ from these estimates. Amounts subject to significant judgment and estimates include, but are not limited to, contracts accounted for using the percentage-of-completion method, cash flows used in the evaluation of impairment of goodwill and other long-lived assets, intangible assets, certain deferred costs, collectability of receivables, reserves for uncertain tax benefits, valuation allowances on deferred tax assets, loss accruals for litigation, pension related liabilities, inputs used for computing stock-based compensation and the fair value of derivative instruments.

The Company's income (loss) from continuing operations, before taxes and noncontrolling interests, and diluted earnings per share (EPS) from continuing operations included the following adjustments due to changes in in estimated profitability on fixed price contracts accounted for under the percentage-of-completion method for the fiscal years presented:

	Twelve Months Ended
(Amounts in millions), except per share data	March 29, 2013	March 30, 2012	April 1, 2011
Gross favorable	$142	$58	$53
Gross unfavorable (1)	(122)	(289)	(128)
Total net adjustments, before taxes and noncontrolling interests (2)	$20	$(231)	$(75)

Impact on diluted EPS from continuing operations	$(0.10)	$(1.30)	$(0.42)

(1) Fiscal 2012 does not include the contract charge related to the Company’s contract with the NHS of $1,485 million (see Note 18).

(2)	Quarterly changes in estimated profitability on the same fixed price contract are disclosed gross as either favorable or unfavorable.
Revenue Recognition

The Company's primary service offerings are information technology (IT) outsourcing, and both IT and other professional services. Revenues are recognized when persuasive evidence of an arrangement exists, services or products have been provided to the client, the sales price is fixed or determinable, and collectability is reasonably assured. For non-software arrangements that include multiple-elements, revenue recognition involves the identification of separate units of accounting after consideration of combining and/or segmenting contracts and allocation of the arrangement consideration to the units of accounting on the basis of their relative selling price. Revenue under such contracts is recognized based upon the levels of services delivered in the periods in which they are provided. Upfront fees for the contract set-up activities are deferred and recognized ratably over the period of performance. Costs are expensed as incurred except for direct and incremental set-up costs that are capitalized and amortized over the life of the agreement (see Outsourcing Contract Costs below). See the section below regarding software transactions that include multiple elements.

The Company provides these services under time and materials, cost-reimbursable, unit-price and fixed-price contracts, the revenue for which is recognized in the following manner:

Time and materials contracts - Revenue is recorded at agreed-upon billing rates at the time services are provided.

Cost-reimbursable contracts - Revenue is recorded at the time costs are incurred and associated fees are recognized when probable and estimable by applying an estimated factor to costs as incurred, such factor being determined by the contract provisions and prior experience.

Unit-price contracts - Revenue is recognized on unit-price contracts based on unit metrics multiplied by the agreed upon contract unit price or when services are delivered.

Fixed-price contracts - For certain fixed-price contracts, revenue is recognized under the percentage-of-completion method as described below; these include certain software development projects, all long-term construction-type contracts, and certain fixed-price arrangements with the U.S. federal government. For other fixed-price contracts, revenue is recognized based on the proportion of the services delivered to date as a percentage of the total services to deliver over the contract term. If output or input measures are not available or cannot be reasonably estimated, revenues are recognized ratably over the contract term.

Under the percentage-of-completion method, progress towards completion is measured based on either achievement of specified contract milestones, costs incurred as a proportion of estimated total costs, or other measures of progress when available. Profit in a given period is reported at the estimated profit margin to be achieved on the overall contract. This method can result in the recognition of unbilled receivables, the deferral of costs as work in process, or deferral of profit on these contracts. Contracts that require estimates at completion using the percentage-of-completion method accounted for approximately 17.9% of the Company's revenues for fiscal 2013. Management regularly reviews project profitability and underlying estimates. Revisions to the estimates at completion are reflected in results of operations as a change in accounting estimate in the period in which the facts that give rise to the revision become known by management. Provisions for estimated losses at completion, if any, are recognized in the period in which the loss becomes evident. The provision includes estimated costs in excess of estimated revenue and any profit margin previously recognized.

Multiple-element software sales - For multiple-element arrangements that involve the sale of CSC proprietary software, post contract customer support, and other software-related services, vendor-specific objective evidence (VSOE) of fair value is required to allocate and recognize revenue for each element. VSOE of fair value is determined based on the price charged where each deliverable is sold separately. In situations where VSOE of fair value exists for all undelivered elements but not a delivered element (typically the software license element), the residual method is used to allocate revenue to the undelivered elements equal to their VSOE value with the remainder allocated to the delivered element. If significant customization is required, and VSOE is available to support accounting for the software as a separate unit of account, software revenue is recognized as the related software customization services are performed in accordance with the percentage-of-completion method described above. In situations where VSOE of fair value does not exist for all of the undelivered software-related elements, revenue is deferred until only one undelivered element remains and then recognized following the pattern of delivery of the final undelivered element.
Depreciation and Amortization

The Company’s depreciation and amortization policies are as follows:

Property and Equipment:
Buildings	Up to 40 years
Computers and related equipment	3 to 5 years
Furniture and other equipment	2 to 15 years
Leasehold improvements	Shorter of lease term or useful life

Software	2 to 10 years
Outsourcing contract costs	Contract life, excluding option years
Customer related intangibles	Expected customer service life
Acquired contract related intangibles	Contract life and first contract renewal, where applicable

The cost of property and equipment, less applicable residual values, is depreciated using predominately the straight-line method. Depreciation commences when the specific asset is complete, installed and ready for normal use. Depreciation expense for fiscal years 2013, 2012, and 2011 was $709 million, $754 million, and $685 million, respectively.

Software and outsourcing contract costs are amortized using predominately the straight-line method. Acquired contract related and customer related intangible assets are amortized in proportion to the estimated undiscounted cash flows projected over the estimated life of the asset or on a straight-line basis if such cash flows cannot be reliably estimated.
Software Development Costs

The Company capitalizes costs incurred to develop commercial software products after technological feasibility has been established. Costs incurred to establish technological feasibility are charged to expense as incurred. Enhancements to software products are capitalized where such enhancements extend the life or significantly expand the marketability of the products. Amortization of capitalized software development costs is determined separately for each software product. Annual amortization expense is calculated based on the greater of (a) the ratio of current gross revenues for each product to the total of current anticipated future gross revenues for the product or (b) the straight-line method over the estimated economic life of the product.

Unamortized capitalized software costs associated with commercial software products are regularly evaluated for impairment on a product-by-product basis by a comparison of the unamortized balance to the product’s net realizable value. The net realizable value is the estimated future gross revenues from that product reduced by the related estimated future costs. When the unamortized balance exceeds the net realizable value, the unamortized balance is written down to the net realizable value and an impairment charge is recorded.

The Company capitalizes costs incurred to develop internal-use computer software. Internal and external costs incurred in connection with development of upgrades or enhancements that result in additional functionality are also capitalized. These capitalized costs are amortized on a straight-line basis over the estimated useful life of the software. Purchased software is capitalized and amortized over the estimated useful life of the software.
Outsourcing Contract Costs

Costs on outsourcing contracts, including costs incurred for bid and proposal activities, are generally expensed as incurred. However, certain costs incurred upon initiation of an outsourcing contract are deferred and expensed over the contract life. These costs represent incremental external costs or certain specific internal costs that are directly related to the contract acquisition or transition activities. Such capitalized costs can be separated into two principal categories: contract acquisition costs and transition/set-up costs. The primary types of costs that may be capitalized include labor and related fringe benefits, subcontractor costs, travel costs, and premiums on asset purchases.

Premiums are amounts paid to customers in excess of the fair market value of assets acquired. Fixed assets acquired in connection with outsourcing transactions are capitalized at fair value and depreciated consistent with the fixed asset policies described above. Premiums paid are capitalized as outsourcing contract costs and amortized over the contract life. The amortization of outsourcing contract cost premiums is accounted for as a reduction in revenue. The second principal category of capitalized outsourcing costs is transition/set-up costs. Such costs are primarily associated with the installation of systems and processes and are amortized over the contract life.

In the event indications exist that an outsourcing contract cost balance related to a particular contract may be impaired, undiscounted estimated cash flows of the contract are projected over its remaining term and compared to the associated long-lived asset group including the unamortized outsourcing contract cost balance. If the projected cash flows are not adequate to recover the unamortized cost balance of the asset group, the balance would be adjusted based on the fair value of the long-lived assets group in the period such a determination is made. The primary indicator used to determine when impairment testing should be performed is when a contract is materially underperforming, or is expected to materially underperform in the future, as compared to the original bid model or subsequent annual budgets.

Terminations of outsourcing contracts, including transfer of assets either back to the customer or to another IT provider, prior to the end of their committed contract terms, are infrequent due to the complex transition of personnel, assets, methodologies, and processes involved with outsourcing transactions. In the event of an early termination, the Company and the customer, pursuant to certain contractual provisions, engage in discussions to determine the recovery of unamortized contract costs, lost profits, transfer of personnel, rights to implemented systems and processes, as well as other matters.
Stock-Based Compensation

The Company provides different forms of stock-based compensation to its employees and nonemployee directors. For awards settled in shares, the Company recognizes compensation expense based on the grant-date fair value net of estimated forfeitures. For awards settled in cash, the Company recognizes compensation expense based on the fair value at each reporting date net of estimated forfeitures. The Company recognized stock-based compensation expense for fiscal 2013, fiscal 2012, and fiscal 2011 as follows:

	Twelve Months Ended
(Amounts in millions)	March 29, 2013	March 30, 2012	April 1, 2011
Cost of services	$22	$15	$12
Selling, general and administrative	27	21	44
Total	$49	$36	$56
Total, net of tax	$31	$23	$35

The Company’s overall stock-based compensation granting practice has not changed year-over-year, except that with fiscal 2012's long-term incentive program, service-based restricted stock units (RSUs) and performance-based RSUs represent a larger portion of total stock-based compensation awards than in the past.

The increase in fiscal 2013 stock-based compensation expense was primarily due to performance-based RSUs granted in fiscal 2013 that increased the expense by $15 million. This increase was partially offset by a $3 million reduction of expense as a result of adjustments for expected achievement of the specified performance criteria for performance-based RSUs granted in previous fiscal years. Fiscal 2012 stock-based compensation expense included a $12 million reduction to expense for expected achievement of the specified performance criteria for performance-based RSUs granted in previous fiscal years. There were no such adjustments in fiscal 2011.

The Company periodically evaluates its significant assumptions used in the fair value calculation. Beginning in fiscal 2011, the Company modified certain underlying assumptions in the fair value calculations, which did not have a material impact on the fair value calculations, as described below.

The Company uses the Black-Scholes-Merton model in determining the fair value of options granted. The expected term is calculated based on the Company’s historical experience with respect to its stock plan activity in combination with an estimate of when vested and unexercised option shares will be exercised. The Company uses separate assumptions for the expected term of options granted based on two separate job tier classifications which had distinct historical exercise behavior. This resulted in separate fair value calculations by job tier. The risk-free interest rate is based on the zero coupon interest rate of U.S. government issued Treasury strips with a period commensurate with the expected term of the options. In determining the overall risk-free interest rate for fiscal 2013, a range of interest rates from 0.82% to 1.44% was applied depending on the expected life of the grant. The Company continued to base expected volatility on a blended approach using an equal weighting of implied volatility and historical volatility. However, beginning with the first quarter of fiscal 2011, the historical volatility calculation was based on the Company’s six-year and seven-year historical daily closing price, rather than the ten-year historical used in prior periods, in order to bring this factor more closely into alignment with the expected terms of the stock options. The range of volatility used for fiscal 2013 was 32% to 38%. The dividend yield assumption was added concurrent with the introduction of a cash dividend in fiscal 2011 and is based on the respective fiscal year dividend payouts. Forfeitures are estimated based on historical experience and adjustments are made annually to reflect actual forfeiture experience.

The weighted average grant date fair values of stock options granted during fiscal 2013, fiscal 2012, and fiscal 2011 were $7.37, $10.17, and $12.95 per share, respectively. In calculating the compensation expense for its stock incentive plans, the Company used the following weighted average assumptions:

	Fiscal Year
	2013	2012	2011
Risk-free interest rate	1.15%	1.80%	2.37%
Expected volatility	36%	31%	28%
Expected term (in years)	6.59	6.11	5.85
Dividend yield	2.86%	1.79%	1.17%

During fiscal 2013, fiscal 2012, and fiscal 2011, the Company's actual tax benefit realized for tax deductions from exercising stock options was of $9 million, $7 million, and $11 million, respectively, and an excess tax benefit of $3 million, $2 million, and $6 million, respectively, related to all of its stock incentive plans.
Acquisition Accounting and Goodwill

Under acquisition accounting, the purchase price is allocated to the underlying tangible and intangible assets acquired and liabilities assumed based upon their respective fair market values, with the excess recorded as goodwill. Acquisition-related costs are expensed in the periods in which the costs are incurred, and the results of operations of acquired businesses are included in the Consolidated Financial Statements from the acquisition date.

The Company tests goodwill for impairment on an annual basis, as of the first day of the second fiscal quarter, and between annual tests if circumstances change, of if an event occurs that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A significant amount of judgment is involved in determining whether an event indicating impairment has occurred between annual testing dates. Such indicators may include: a significant decline in expected future cash flows; a significant adverse change in legal factors or in the business climate; unanticipated competition; the disposal of a significant component of a reporting unit; and the testing for recoverability of a significant asset group within a reporting unit.

The goodwill impairment test initially involves the assessment of qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the Company determines that it is not more likely than not, then the subsequent two-step process is not required, although the Company has the option to bypass this initial qualitative assessment and proceed directly to step one of the two-step process. If the Company determines that it is more likely than not, then it proceeds with the subsequent two-step goodwill impairment testing process. The first step is to compare each reporting unit’s fair value to its carrying value. If the reporting unit’s fair value exceeds its carrying value, no further procedures are required. However, if a reporting unit’s fair value is less than its carrying value, an impairment of goodwill may exist, requiring a second step to measure the amount of impairment loss. In the second step, the reporting unit’s fair value is allocated to all of the assets and liabilities of the reporting unit, including any unrecognized intangible assets, in a hypothetical analysis to calculate the implied fair value of goodwill in the same manner as if the reporting unit was being acquired in a business acquisition. If the implied fair value of goodwill is less than the recorded goodwill, an impairment charge is recorded in operations for the difference.

The Company estimates the fair value of each reporting unit using a combination of the income approach and the market approach. The income approach incorporates the use of a discounted cash flow method in which the estimated future cash flows and terminal values for each reporting unit are discounted to a present value using a discount rate. Cash flow projections are based on management's estimates of economic and market conditions, which drive key assumptions of revenue growth rates, operating margins, capital expenditures and working capital requirements. The discount rate in turn is based on the specific risk characteristics of each reporting unit, the weighted-average cost of capital and its underlying forecasts. The market approach estimates fair value by applying performance-metric multiples to the reporting unit's prior and expected operating performance. The multiples are derived from comparable publicly traded companies that have operating and investment characteristics similar to the reporting unit. If the fair value of the reporting unit derived using the income approach is significantly different from the fair value estimate using the market approach, the Company reevaluates its assumptions used in the two models. The fair values determined by the market approach and income approach, as described above, are weighted to determine the fair value for each reporting unit. The weighted values assigned to each reporting unit are driven by two primary factors: 1) the number of comparable publicly traded companies used in the market approach, and 2) the similarity of the operating and investment characteristics of the reporting units to the comparable publicly traded companies used in the market approach.

In order to assess the reasonableness of the calculated reporting unit fair values, the Company also compares the sum of all of its reporting units’ fair values to the Company's market capitalization (per-share stock price multiplied by the number of shares outstanding) and calculates an implied control premium (the excess of the sum of the reporting units’ fair values over the market capitalization). The Company evaluates the reasonableness of the control premium by comparing it to control premiums of recent comparable transactions. If the implied control premium is not reasonable in light of these recent transactions, the Company reevaluates its fair value estimates of the reporting units by adjusting the discount rates and/or other assumptions. As a result, when CSC’s stock price is low, this reevaluation can result in lower estimated fair values of the reporting units.
Fair Value

The Company uses the fair value measurement guidance to value certain of its assets and liabilities. Under this guidance, assets and liabilities are required to be valued based on assumptions used by a market participant, consistent with the following hierarchy of inputs:

Level 1—	Quoted prices unadjusted for identical assets or liabilities in an active market.
Level 2—	Inputs other than quoted prices that are observable, either directly or indirectly, for similar assets or liabilities.
Level 3—	Unobservable inputs that reflect the entity’s own assumptions which market participants would use in pricing the asset or liability.

The assets and liabilities which are valued using the fair value measurement guidance, on a recurring basis, include the Company’s money market funds and money market deposits, time deposits, short-term investments, pension assets, and foreign currency derivatives comprised of forward and option contracts. The fair value of the forward contracts is based on quoted prices for similar but not identical derivative financial instruments; as such, the inputs are considered Level 2 inputs. Option contracts are valued using inputs which are based on quoted pricing intervals from external valuation models, which do not involve management judgment and as such, these inputs are considered Level 2 inputs. Certain pension assets are valued using model based pricing methods that use observable market data; as such these inputs are considered Level 2 inputs. There were no significant assets or liabilities measured at fair value on a recurring basis using significant unobservable (Level 3) inputs.

Certain assets and liabilities are measured at fair value on a non-recurring basis. These include acquired assets and liabilities in a business combination, equity method investments, asset retirement obligations, long-lived assets and goodwill, which are recognized at fair value to the extent that they are deemed to be impaired or are classified as long-lived assets held to be disposed of by sale. The fair value in these instances is determined using Level 3 inputs.
Receivables

Receivables consist of amounts billed and currently due from customers, amounts earned but unbilled (including contracts measured under the percentage-of-completion method of accounting), amounts retained by the customer until the completion of a specified contract, completion of U.S. federal government audit activities audit activities, negotiation of contract modification, and claims.

Allowances for uncollectible billed trade receivables are estimated based on a combination of write-off history, aging analysis and any specific known collectability issues. Unbilled amounts under contracts in progress that are recoverable do not have an allowance for credit losses. Adjustments to unbilled amounts under contracts in progress related to credit quality, should they occur, would be recorded as a reduction of revenue.
Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or group of assets may not be recoverable. Recoverability of long-lived assets or groups of assets is assessed based on a comparison of the carrying amount to the estimated future net cash flows. If estimated future undiscounted net cash flows are less than the carrying amount, an expense is recorded in the amount, if any, required to reduce the carrying amount to fair value. Fair value is determined based on a discounted cash flow approach or, when available and appropriate, to comparable market values. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.
Income Taxes

Accounting for income taxes requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities. The Company maintains valuation allowances when, based on the weight of available evidence, it is more likely than not that all or a portion of a deferred tax asset will not be realized. Changes in valuation allowances from period to period are included in the Company’s tax provision in the period of change. In determining whether a valuation allowance is warranted, the Company takes into account such factors as prior earnings history, expected future earnings, carryback and carryforward periods, and tax strategies that could potentially enhance the likelihood of realization of a deferred tax asset.

The Company recognizes uncertain tax positions in the financial statements when it is more likely than not that the tax position will be sustained upon examination. Uncertain tax positions are measured based on the probabilities that the uncertain tax position will be realized upon final settlement (see Note 10).
Cash and Cash Equivalents

The Company considers investments with an original maturity of three months or less to be cash equivalents. The Company’s cash equivalents consist of time deposits, money market funds and money market deposit accounts with a number of institutions that have high credit ratings.
Cash Flows

Cash payments for interest on indebtedness and cash payments for taxes on income are as follows:

	Twelve Months Ended
(Amounts in millions)	March 29, 2013	March 30, 2012	April 1, 2011
Interest	$186	$177	$173
Taxes on income, net of refunds	214	139	219

Non-cash investing activities include the following:

	Twelve Months Ended
(Amounts in millions)	March 29, 2013	March 30, 2012	April 1, 2011
Capital expenditures in accounts payable and accrued expenses	$32	$47	$122
Capital expenditures through capital lease obligations	181	270	289
Assets acquired under long-term financing	26	32	115

Non-cash financing activities include common stock dividends of $30 million which are declared but not yet paid as of March 29, 2013.
Foreign Currency

The Company has determined that, generally, the local currency of its foreign affiliates is their functional currency. Accordingly, the assets and liabilities of the foreign affiliates are translated from their respective functional currency to U.S. dollars using year-end exchange rates, income and expense accounts are translated at the average rates in effect during the year, and equity accounts are translated at historical rates. The resulting translation adjustment is reported in the Statement of Other Comprehensive Income and recorded as part of accumulated other comprehensive income (AOCI). The amount of currency translation adjustment included in AOCI, for the years ended March 29, 2013, March 30, 2012 and April 1, 2011, was $(83) million (net of taxes of $12 million), $(124) million (net of taxes of $1 million) and $261 million (net of taxes of $3 million), respectively.

To manage the exposure to movements in foreign currency exchange rates, the Company uses foreign currency forward contracts and option contracts (see Note 7). The use of these derivative instruments is intended to offset, to the extent possible, the gains and losses from remeasurement of the Company’s foreign currency denominated monetary assets and liabilities. Gains and losses from remeasurement of the Company’s foreign currency denominated assets and liabilities, and remeasurement and settlement of the related foreign currency derivatives are recorded in Other (income) expense.
Earnings (Loss) Per Share

Basic earnings (loss) per common share (EPS) are computed using the weighted average number of common shares outstanding during the period. Diluted EPS reflect the incremental shares issuable upon the assumed exercise of stock options and equity awards.

	Twelve Months Ended
(Amounts in millions, except per-share data)	March 29, 2013	March 30, 2012	April 1, 2011

Net income (loss) attributable to CSC common shareholders:
From continuing operations	$480	$(4,408)	$614
From discontinued operations	481	166	126
	$961	$(4,242)	$740
Common share information:
Weighted average common shares outstanding for basic EPS	$154.590	$155.012	$154.488
Dilutive effect of stock options and equity awards	0.967	—	2.117
Shares for diluted earnings (loss) per share	$155.557	$155.012	$156.605

Earnings (loss) per share – basic and diluted:
Basic EPS:
Continuing operations	$3.11	$(28.44)	$3.97
Discontinued operations	3.11	1.07	0.82
Total	$6.22	$(27.37)	$4.79

Diluted EPS:
Continuing operations	$3.09	$(28.44)	$3.93
Discontinued operations	3.09	1.07	0.80
Total	$6.18	$(27.37)	$4.73

The computation of diluted EPS does not include stock options which are antidilutive, as their exercise price exceeded the average market price of the Company’s common stock. The number of shares related to such stock options were 14,755,024, 17,592,316, and 9,431,834, for the years ended March 29, 2013, March 30, 2012, and April 1, 2011, respectively. In addition, the computation of diluted EPS for the year ended March 30, 2012, excluded options to purchase 442,228 shares of common stock and 1,064,959 RSUs whose effect, if included, would have been anti-dilutive due to the Company’s net loss.
New Accounting Standards

During fiscal year 2013, the Company adopted the following recent Accounting Standard Updates (ASUs):

On June 16, 2011, the FASB issued ASU 2011-05, “Presentation of Comprehensive Income,” which revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options in ASC 220 "Comprehensive Income" and requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. The Company adopted the amendments in this update effective at the beginning of fiscal 2013 using the two-statement approach.

On September 15, 2011, the FASB issued ASU 2011-08, “Testing Goodwill for Impairment,” which revises guidance on testing goodwill for impairment. The amendments in the ASU allow an entity the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If an entity determines that it is not more likely than not, then performing the two-step impairment is unnecessary. However, if the entity concludes that fair value is more likely than not less than carrying value, then it is required to perform the first step of the two-step impairment test and calculate the fair value of the reporting unit to compare with the carrying value of the reporting unit as described in ASC 350-20-35-4. The entity may bypass the initial qualitative assessment for any reporting unit in any period and proceed directly to the first step of the two-step impairment test. The entity may resume performing the qualitative assessment in any subsequent period. The Company adopted the amendments in the update effective at the beginning of fiscal 2013 on a prospective basis, and they did not have a material effect on CSC's Consolidated Financial Statements.
In December 2011, the FASB issued ASU 2011-11, “Disclosures about Offsetting Assets and Liabilities,” which was subsequently amended in January 2013 when the FASB issued ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. Together, these ASUs provide guidance on disclosure of information pertaining to the offsetting (netting) of assets and liabilities in the financial statements. The amendments in these ASUs affect all entities that have financial instruments and derivative instruments that either (1) offset in accordance with either ASC 210-20-45 or ASC 815-10-45, or (2) are subject to an enforceable master netting arrangement or similar agreement. ASU 2011-11 amends the existing disclosure requirements on offsetting in ASC 210-20-50 by requiring disclosures relating to gross amounts of recognized assets and liabilities, the amounts that are offset, net amounts presented in the balance sheet, and amounts subject to an enforceable master netting arrangement or similar agreement. The amendments in these updates became effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Company adopted the amendments in this update during the first quarter of fiscal 2014 and included additional disclosures in the Consolidated Condensed Financial Statements (see Note 7).
Standards Issued But Not Yet Effective

The following ASUs were recently issued but have not yet been adopted by CSC:

On February 6, 2013, the FASB issued ASU 2013-02, “Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income”, which requires entities to report the effect of significant reclassifications out of AOCI on the respective line items in net income unless the amounts are not reclassified in their entirety to net income. For amounts that are not required to be reclassified in their entirety to net income in the same reporting period, entities are required to cross-reference other disclosures that provide additional detail about those amounts. The amendments are effective prospectively for fiscal years and interim periods within those years, beginning after December 15, 2012. The Company is currently evaluating the impact of the adoption of these amendments.

In February 2013, the FASB issued ASU No. 2013-04, "Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date” which requires an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. The guidance in this ASU also requires an entity to disclose the nature and amount of the obligation as well as other information about those obligations. The amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. CSC will be required to adopt the amendments in this ASU beginning in fiscal 2015. We are currently evaluating the impact that the adoption may have on CSC's Consolidated Financial Statements.

In March 2013, the FASB issued ASU No. 2013-05, Foreign Currency Matters (Topic 830): “Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity” which resolves the diversity in practice about whether Subtopic 810-10, Consolidation - Overall, or Subtopic 830-30, Foreign Currency Matters - Translation of Financial Statements, applies to the release of the cumulative translation adjustment into net income when a parent either sells a part of or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business within a foreign entity. In addition, the amendments resolve the diversity in practice for the treatment of business combinations achieved in stages (i.e. step acquisitions) involving a foreign entity. The amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. CSC will be required to adopt the amendments in this ASU beginning in fiscal 2015. The adoption of the amendments of these updates is not expected to have a material effect on CSC's Consolidated Financial Statements.